EMPLOYMENT AGREEMENT
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          EMPLOYMENT AGREEMENT (this "Agreement") by and between Alexander &
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Baldwin, Inc., a Hawaii corporation ("A&B"), and Robert J. Pfeiffer
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(the "Executive"), dated as of July 27, 1998.
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          WHEREAS, on July 27, 1998, John C. Couch, who was then serving as
Chairman of the Board, President and Chief Executive Officer of A&B, started an extended leave of absence for reasons of personal health; and

          WHEREAS, in light of (i) the Executive's long experience,
acknowledged leadership abilities, superior business acumen and sustained excellence in serving for many years as Chairman of the Board, President and Chief Executive Officer of A&B, and (ii) the high regard in which the Executive is held by the Board of Directors (the "Board") and management of A&B, the
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Board has requested the Executive to assume Mr. Couch's positions and duties as
Chairman of the Board, President and Chief Executive Officer of A&B, and as Chairman of the Boards of Directors of A&B's principal subsidiaries, Matson Navigation Company, Inc. ("Matson"), A&B-Hawaii, Inc. ("ABHI"), California and
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Hawaiian Sugar Company, Inc. ("C&H") and A&B  Properties, Inc. ("A&B
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Properties"); and
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          WHEREAS, the Executive has agreed to accept the Board's request that he return to A&B on a full-time basis to serve in such positions, and the Board is highly appreciative of the Executive's willingness to do so; and

          WHEREAS, among the Executive's goals will be the mentoring of senior executives of A&B and its subsidiaries and working with the Board to identify a successor Chief Executive Officer in the event that Mr. Couch should be unable to return to his prior positions with A&B; and

          WHEREAS, A&B and the Executive are parties to a Second Amended and Restated Employment Agreement dated as of October 25, 1990 (the "1990
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Agreement"), which, notwithstanding the execution of this Agreement and the
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performance by the Executive of his duties hereunder, is intended to and will remain in full force and effect; and

          WHEREAS, A&B and the Executive wish to set forth herein the terms and conditions of the Executive's current employment by A&B, effective as of July 27, 1998;

          NOW, THEREFORE, A&B and the Executive agree as follows:

          1.   Employment Period.  A&B hereby agrees to employ the Executive,
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and the Executive hereby agrees to be employed by A&B, subject to the terms and conditions of this Agreement, for a period commencing on July 27, 1998 (the "Commencement Date") and ending on the 30th day following the date on
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which either party hereto gives a Notice of Termination to the other party hereto, or on such other date as may be determined in accordance with Section 3 hereof (the "Term").
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          2.   Terms of Employment.
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          (a)  1990 Agreement.  Notwithstanding the execution of this
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Agreement, the Executive's employment hereunder, or the termination of such employment however effected, the 1990 Agreement, and all of the Executive's and A&B's rights and obligations thereunder, shall continue to remain in full force and effect. Without limiting the generality of the fore-going, during the Term and at all times thereafter A&B shall continue to provide the Executive with all benefits and perquisites which he was entitled to receive under the 1990 Agreement immediately prior to the Commencement Date (including without limitation those benefits and perquisites provided for in Section 11(d) of the 1990 Agreement). In addition, A&B shall reimburse the Executive, on a fully tax grossed-up basis, to the extent that his employment hereunder or his participation in any benefit plan of A&B diminishes or otherwise adversely affects in any manner any benefits or perquisites which he was entitled to receive from A&B immediately prior to the Commencement Date.

          (b)  Position and Duties.  (i)  During the Term, the Executive shall
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serve as Chairman of the Board, President and Chief Executive Officer
of A&B, and he shall have such duties and responsibilities consistent with such positions as may be assigned to him from time to time by the Board. During the Term, the Executive shall also serve as Chairman of the Boards of Directors of Matson, ABHI, C&H (for so long as A&B shall hold a controlling interest in C&H) and A&B Properties.

               (ii) During the Term, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote his full attention and time during normal business hours to the business and affairs of A&B. Nothing contained herein shall prevent the Executive from (A) serving on corporate, civic or charitable boards or committees, (B) delivering lectures or fulfilling speaking engagements and (C) managing personal investments, so long as such activities do not materially interfere with the performance of the Executive's duties under this Agreement.

               (iii) In connection with the Executive's employment hereunder, the Executive shall be based at A&B's offices in San Francisco, and the Executive may, in his discretion, perform his duties hereunder at A&B's offices in San Francisco or Honolulu.

          (c)  Compensation.  (i) Base Salary.  During the Term, the Executive
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          shall receive an annual base salary ("Annual Base Salary") of
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$600,000.  The Annual Base Salary may be increased from time to time in the sole discretion of the Board, but may not be decreased. The Annual Base Salary shall be payable in accordance with A&B's standard payroll practices.

               (ii)  Discretionary Bonus.  During the Term, the Executive shall
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be eligible to receive discretionary bonuses as determined by the Board's
Compensation and Stock Option Committee (the "Compensation Committee"), in its
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sole discretion.  The determination and payment of such bonuses, if any, shall be made at the same time annual bonuses are determined for and paid to other A&B executives or at such other time as the Compensation Committee may determine. The Executive shall be ineligible to participate in A&B's formal bonus plans, including but not limited to A&B's One-Year and Three-Year Performance Improvement Incentive Plans.

               (iii)  Stock Options.  The Executive shall be awarded an
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option (the "Option") under A&B's 1998 Stock Option/Stock Incentive Plan
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(the "Plan") to acquire 100,000 shares of A&B common stock pursuant to a
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Stock Option Agreement substantially in the form annexed hereto as Exhibit A.
The Option shall (A) have a per share exercise price equal to the Fair Market Value (as defined in the Plan) of a share of A&B common stock on the date on which the Option is granted, (B) become fully exercisable at the earlier of
(x) six months after the Commencement Date or (y) termination of the Executive's employment by reason of death or by A&B other than for Misconduct (as defined in the Plan) or Cause (as defined in Section 3(b) below) and
(C) expire on the earliest of (w) ten years from the date of grant, (x) one year from the date of the Executive's death, (y) termination of the Executive's employment by A&B for Misconduct or Cause, or (z) three years following termination of the Executive's employment for any other reason.
The Executive shall be eligible to receive such future stock option grants as determined by the Compensation Committee, in its sole discretion.

               (iv)  Benefits and Perquisites.  In addition to the benefits to
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which the Executive is entitled under the 1990 Agreement as described in
Section 2(a) above, during the Term, (A) the Executive shall participate in A&B's Sick Leave and Sick Leave Pay Policy; (B) A&B shall provide the Executive with (x) group life insurance coverage in the amount of $600,000 (or $1,000,000 of coverage if the Executive provides A&B with evidence of insurability),
(y) accidental death and dismemberment insurance coverage in the amount of $500,000, and (z) business travel accident insurance coverage in the amount of $500,000; and (C) except as otherwise provided in the 1990 Agreement or in this
Section 2(c)(iv), the Executive shall not participate in any other benefit or perquisite plan or arrangement of A&B, including but not limited to the A&B Executive Survivor/Retirement Benefit Plan, the A&B Retirement Plan for Salaried Employees, the A&B Excess Benefits Plan or the Alexander & Baldwin, Inc. Profit Sharing Retirement Plan.

               (v)  Expenses.  During the Term, A&B shall promptly reimburse
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the Executive for all reasonable expenses incurred by the Executive in the course of carrying out his duties hereunder, in accordance with A&B's policies as in effect from time to time, including but not limited to (A) travel between San Francisco and Hawaii and other business travel, and (B) living expenses in Hawaii. In addition, A&B shall promptly reimburse the Executive, on a fully tax grossed-up basis, for the incremental health care costs (net of any reimbursable expenses through insurance or Medicare) incurred by the Executive with respect to his spouse as a result of the Executive's performance of his duties hereunder, including time spent by the Executive away from San Francisco on business.

               (vi)  Car Allowance.  During the Term, A&B shall provide the
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Executive with a car allowance in accordance with A&B policies as in effect from time to time with respect to the chief executive officer of A&B.

               (vii)  Vacation.  During the Term, the Executive shall be
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entitled to four weeks' paid vacation each year at such times as may be determined by the Executive in his reasonable discretion in accordance with A&B's policies as in effect from time to time.

          3.  Termination of Employment.
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          (a)  Death.  The Executive's employment shall terminate automatically
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upon the Executive's death during the Term.

          (b)  Cause.  A&B may terminate the Executive's employment during the
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Term for Cause.  For purposes of this Agreement, "Cause" shall mean: (i) the
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willful failure by the Executive to substantially perform his duties hereunder,
(ii) the willful engaging by the Executive in conduct which is demonstrably and materially injurious to A&B or its subsidiaries, monetarily or otherwise or (iii) the Executive's conviction for the commission of a felony. Notwith-standing the foregoing, for purposes of clauses (i) and (ii) of this Section 3(b), the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution, duly adopted by the affirmative vote of three-quarters of the entire membership of the Board at a meeting of the Board duly called and held for that purpose (after reasonable notice to the Executive and an opportunity for him, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Executive was guilty of the conduct set forth in clauses (i) or (ii) of this Section 3(b), and specifying the particulars thereof in detail. For purposes of clauses (i) and (ii) of this
Section 3(b), no act, or failure to act, on the Executive's part shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the Executive's act, or failure to act, was in the best interest of A&B.

          (c)  Without Cause; Termination by the Executive.  As set forth in
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Section 1 above, the Executive's employment may be terminated at any time upon 30 days' prior written notice by A&B or by the Executive, in either case, for any reason or no reason.

          (d)  Notice of Termination.  Any termination of the Executive's
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employment hereunder by A&B or by the Executive shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i)
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indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termina-tion (as defined in Section 3(e) below) is other than the date of receipt of such notice, specifies the termination date.

          (e)  Date of Termination.  For purposes of this Agreement, "Date of
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Termination" means (i) if the Executive's employment is terminated by A&B for
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Cause, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by A&B other than for Cause or by the Executive, the Date of Termination shall be the date specified in this Notice of Termination and (iii) if the Executive's employment is terminated by reason of death, the Date of Termination shall be the date of death.

          4.   Obligations of A&B upon Termination.
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          (a)  Death; Other than for Cause.  If, during the Term, A&B shall
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terminate the Executive's employment other than for Cause or the
Executive's employment shall terminate by reason of the Executive's death, A&B shall pay to the Executive (i) a lump sum cash payment equal to six months'
base salary (inclusive of accrued vacation pay, if any), (ii) the Executive's salary to the Date of Termination ("Accrued Obligations") and (iii) all
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compensation and benefits payable to the Executive under the terms of any compensation or benefit plan, program or arrangement maintained by A&B, to the extent then unpaid ("Other Benefits").
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          (b)  Cause; Termination by the Executive.  If the Executive's
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employment shall be terminated by the Company for Cause or by the Executive for any reason during the Term, this Agreement shall terminate without further obligations to the Executive, other than the obligation to pay or provide to the Executive (i) the Accrued Obligations, (ii) the Other Benefits and (iii) accrued vacation pay, if any.

          5.   Full Settlement.  A&B's obligation to make the payments provided
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for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which A&B may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment.

          6.  Successors.
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          (a)  This Agreement is personal to the Executive and without the prior written consent of A&B shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          (b) This Agreement shall inure to the benefit of and be binding upon A&B and its successors and assigns.

          (c) A&B will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of A&B to assume expressly and agree to perform this Agreement in the same manner and to the same extent that A&B would be required to perform it if no such succession had taken place. As used in this Agreement, "A&B" shall mean A&B as hereinbefore defined and any successor to
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its business and/or assets as aforesaid which assumes and agrees to perform this
Agreement by operation of law, or otherwise.

          7.  Miscellaneous.
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          (a)  This Agreement shall be governed by and construed in accordance with the laws of the State of Hawaii, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to the Executive:
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          Robert J. Pfeiffer
          535 Miner Road
          Orinda, California  94563

          If to A&B:
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          Alexander & Baldwin, Inc.
          822 Bishop Street
          P.O. Box 3440
          Honolulu, Hawaii  96801-3440
          Attention:  General Counsel

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d) A&B may withhold from any amounts payable under this Agreement such federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          (e) Effective as of the Commencement Date, this Agreement shall supersede any other agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof which have been made by either party; provided, however, that this Agreement shall not in any way supersede the 1990 Agreement, which shall continue to remain in full force and effect.

          (f) This Agreement may be executed in counterparts, each of which together shall constitute one and the same instrument.


          IN WITNESS WHEREOF, this Agreement has been duly executed by A&B and the Executive on this 26th day of August, 1998, effective July 27, 1998.


                              ALEXANDER & BALDWIN, INC.

                              By /s/ Charles M. Stockholm
                              Name:  Charles M. Stockholm
                              Title: Chairman, Compensation
                                     and Stock Option Committee

                              /s/ R. J. Pfeiffer
                              ROBERT J. PFEIFFER

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